                      SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.




                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported)
                               December 30, 1994




                      Enserch Exploration Partners, Ltd.
            (Exact name of Registrant as specified in its charter)




     Texas                       1-8876                   75-2017566
(State or other               (Commission              (I.R.S. Employer
jurisdiction of               File Number)            Identification No.)
 incorporation)




  1817 Wood Street, Dallas, Texas                                      75201
Address of principal executive offices)                             (Zip Code)





Registrant's telephone number, including Area Code:               214-748-1110

ITEM 5.  Other Events

      On December 30, 1994, the reorganization of Enserch
Exploration Partners, Ltd. ("EP") into a corporation was concluded and EP was liquidated, all as described in the Prospectus/Information Statement of New Enserch Exploration, Inc.
and EP dated December 9, 1994, which Prospectus/Information
Statement is incorporated herein by reference.

      The following News Release was issued on January 3, 1995:

      ENSERCH EXPLORATION PARTNERS, LTD.
      CONVERTED TO ENSERCH EXPLORATION, INC.

            DALLAS, TEXAS (January 3, 1995)--ENSERCH Corporation announces that the reorganization of Enserch Exploration Partners, Ltd. into a corporate entity was completed on December 30, 1994. Unitholders of Enserch Exploration Partners, Ltd. will receive one share of common stock in the new corporation for each partnership unit held upon delivery of the units to the exchange agent, Harris Trust Company of New York.

            Enserch Exploration, Inc. begins trading today on the New York Stock Exchange under the symbol EEX.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Enserch Exploration Partners, Ltd.

                                    By:   Enserch Exploration, Inc.
                                          Managing General Partner



Date:  January 6, 1995              By    /s/ J. W. Pinkerton
                                          -------------------------------
                                          J. W. Pinkerton,
                                          Vice President